UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K



                   CURRENT REPORT PURSUANT
                   TO SECTION 13 OR 15(d)
           OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 18, 2006



                     Analex Corporation
   (Exact name of registrant as specified in its charter)




     Delaware                0-5404             71-0869563
  (State or other       (Commission File      (IRS Employer
  jurisdiction of          Number)       Identification No.)
  incorporation)


    2677 Prosperity Avenue, Suite 400, Fairfax, VA 22031
    (Address of principal executive offices) (Zip Code)

                       (703) 852-4000
    (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

0 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

0 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

0 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

0 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

At Analex Corporation's 2006 Annual Meeting of Stockholders held on May 18, 2006, shareholders of Analex Corporation
(the "Company") approved the adoption of the Company's 2006
Long Term Incentive Plan ("the 2006 Plan").  A copy of the
2006 Plan was filed on April 14, 2006 with the SEC as Annex
A of the Company's Proxy Statement.  Filed herewith as
Exhibit 10.1 is the form of Employee Stock Appreciation
Rights agreement to be used under the 2006 Plan.

On May 18, 2006, the Company granted Sterling E. Phillps, Jr., Chairman and Chief Executive Officer of the Company Employee Stock Appreciation Rights ("SARs") covering 400,000 shares of Analex Common Stock under the Company's 2006 Plan. On May 18, 2006, the Company also granted Michael G. Stolarik, President and Chief Operating Officer of the Company SARs covering 150,000 shares of Analex Common Stock under the Company's 2006 Plan. These rights will vest over four (4) years with 25% vesting on each of the 12-month anniversaries of the initial grant. Other terms of the grants can be found in Exhibit 10.1 filed herewith.


Item 5.03 Amendment to Bylaws

On May 18, 2006, the Board of Directors unanimously approved and adopted the Fourth Amendment to the Company's Amended and Restated Bylaws (the "Fourth Amendment") by amending
Section 6.2 "Right to Advancement of Expenses" of the Company's Amended and Restated Bylaws. Under the Fourth Amendment, the Company is contractually bound to advance expenses incurred by any current or previous officer or director in connection with the investigation, defense, settlement or appeal of any proceeding to which the individual is a party or is threatened to be made a party by reason of the fact that the individual is or was an agent of the Company. The Fourth Amendment became effective on May 23, 2006 after holders of a majority of the Company's outstanding Series A Preferred Stock and Series B Preferred Stock also approved the adoption of the same. A copy of the Fourth Amendment is attached herewith as Exhibit 10.2.


Item 9.01 Financial Statement and Exhibits

(c) Exhibits

See Exhibit index attached hereto.

                          SIGNATURE

   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ANALEX CORPORATION

Date: May 24, 2006             By:   /s/ C. Wayne Grubbs
                               ------------------------------
                                    C. Wayne Grubbs
                                    Senior Vice President and
                                  Chief Financial Officer

                        Exhibit Index

Exhibit                Description
  No.
 10.1   Form of Employee Stock Appreciation Right
        Agreement under the 2006 Long-Term
        Incentive Plan.
 10.2   The Fourth Amendment to the Amended and
        Restated Bylaws